SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 8, 2000
                                                 -------------------------------


                                  CUMULUS MEDIA INC.
              ----------------------------------------------------------
                (Exact Name of Registrant as specified in its charter)




          Illinois                    000-24525                36-4159663
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(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)             Identification No.)



            111 East Kilbourn Avenue, Suite 2700, Milwaukee, WI 53202
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (414) 615-2800
                                                   -----------------------------



                                      None
                                  ------------
         (Former name or former address, if changed since last report.)



NY/279032.2

Item 4. Changes in Registrant's Certifying Accountant.

        (b) The board of directors of Cumulus Media Inc. (the "Registrant") has approved the engagement of KPMG LLP as its new independent accountants for the fiscal year ending December 31, 2000. During the two most recent fiscal years and through March 31, 2000, the Registrant has not consulted with KPMG LLP on any matter, including, without limitation, items which concerned the subject matter of a disagreement or reportable event with the Registrant's former independent accountants (as described in Regulation S-K, Item 304(a)(2)).


Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1 Press Release announcing retention of KPMG LLP as Certifying Accountants



NY/279032.2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CUMULUS MEDIA INC.


Date: May 8, 2000                    By:    /s/ Richard W. Weening
                                            ----------------------
                                            Name:  Richard W. Weening
                                            Title: Executive Chairman and
                                                   Treasurer






NY/279032.2

                                  EXHIBIT INDEX



    Exhibit No.              Description
    -----------              -----------

      99.1 Press Release announcing retention of KPMG LLP as Certifying Accountants






NY/279032.2